UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 15, 2005
                                                --------------------------------

SLC STUDENT LOAN RECEIVABLES I, INC. (as depositor for SLC Student Loan Trust 2005-3 and authorized agent under the Amended and Restated Trust Agreement, dated as of December 15, 2005, between SLC Student Loan Receivables I, Inc.
and Wilmington Trust Company)
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            (Exact name of registrant as specified in its charter)


        Delaware                   333-127510-01                 04-3598719
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


750 Washington Boulevard, 9th Floor, Stamford, Connecticut          06901
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (203) 975-6923
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

      Closing of SLC Student Loan Trust 2005-3 transaction.

      On December 15, 2005, SLC Student Loan Receivables I, Inc. (the "Depositor") and Wilmington Trust Company (the "Owner Trustee") executed and delivered the Amended and Restated Trust Agreement, dated as of December 15, 2005 (the "Amended and Restated Trust Agreement"), which amended and restated the Short-Form Trust Agreement, dated as of November 28, 2005, between the Depositor and the Owner Trustee, pursuant to which SLC Student Loan Trust 2005-3 (the "Trust") was formed.

      On December 15, 2005, The Student Loan Corporation, a Delaware corporation ("SLC"), the Depositor and Citibank, N.A., not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee") on behalf of SLC under the Trust Agreement, dated as of August 30, 2003, between SLC and the Eligible Lender Trustee, and as eligible lender trustee on behalf of the Depositor under the Eligible Lender Trust Agreement, dated as of December 15, 2005 (the "Depositor Eligible Lender Trust Agreement"), between the Depositor and the Eligible Lender Trustee, executed and delivered the Master Terms Purchase Agreement, dated as of December 15, 2005 (together with the related purchase agreement and other agreements thereunder, the "Purchase Agreement"), pursuant to which certain Federal Family Education Loan Program loans (the "Student Loans") were sold by SLC (and with respect to legal title, the Eligible Lender Trustee on behalf of SLC) to the Depositor (and with respect to legal title, the Eligible Lender Trustee on behalf of the Depositor). On December 15, 2005, the Depositor, the Trust and the Eligible Lender Trustee, not in its individual capacity but solely as eligible lender trustee on behalf the Depositor under the Depositor Eligible Lender Trust Agreement, and as eligible lender trustee on behalf of the Trust under the Eligible Lender Trust Agreement, dated as of December 15, 2005 (the "Trust Eligible Lender Trust Agreement"), between the Trust and the Eligible Lender Trustee, executed and delivered the Master Terms Sale Agreement, dated as of December 15, 2005 (together with the related sale agreement and other agreements thereunder, the "Sale Agreement"), pursuant to which the Student Loans were sold by the Depositor (and with respect to legal title, the Eligible Lender Trustee on behalf of the Depositor) to the Trust (and with respect to legal title, the Eligible Lender Trustee on behalf of the Trust).

      On December 15, 2005, the Trust issued its Student Loan Asset-Backed Notes in the following class designations: Class A-1, Class A-2, Class A-3, Class A-4 and Class B, having an aggregate principal amount of $1,238,600,000 (collectively, the "Notes"). The Notes were issued pursuant to the Indenture, dated as of December 15, 2005 (the "Indenture"), among the Trust, the Eligible Lender Trustee, Wachovia Bank, National Association, as indenture trustee (the "Indenture Trustee"), and Citibank, N.A., as indenture administrator (the "Indenture Administrator"). The Notes were sold to Citigroup Global Markets Inc. ("Citigroup"), Credit Suisse First Boston, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "Underwriters"), pursuant to the Underwriting Agreement, dated December 8, 2005 (the "Underwriting Agreement"), between the Trust, SLC and Citigroup, as representative of the Underwriters.

      In addition to the Amended and Restated Trust Agreement, the Depositor Eligible Lender Trust Agreement, the Purchase Agreement, the Trust Eligible Lender Trust Agreement, the Sale Agreement, the Indenture and the Underwriting Agreement, in connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Administration Agreement, dated as of December 15, 2005 (the "Administration Agreement"), between the Trust and SLC, as servicer and administrator (in such capacity, the "Administrator"), pursuant to which the Administrator has agreed to act as administrator of the Trust, (b) the Sub-Administration Agreement, dated as of December 15, 2005 (the "Sub-Administration Agreement"), between the Administrator and CitiMortgage, Inc., a Delaware corporation, as sub-administrator (the "Sub-Administrator"), pursuant to which the Sub-Administrator has agreed to perform certain duties of the Administrator under the Administration Agreement, (c) the Servicing Agreement, dated as of December 15, 2005 (the "Servicing Agreement"), between the Trust and SLC, as servicer and administrator (in such capacity, the "Servicer"), pursuant to which the Servicer has agreed to service the Student Loans, (d) the Subservicing Agreement, dated as of December 15, 2005 (the "Subservicing Agreement"), between the Servicer and Citibank USA, National Association, a national banking association (the "Subservicer"), pursuant to which the Subservicer has agreed to act as subservicer with respect to the Student Loans, and (e) the Custody Agreement, dated as of December 15, 2005, among the Trust, the Eligible Lender Trustee, the Indenture Trustee and the Subservicer, as custodian (in such capacity, the "Custodian"), pursuant to which the Custodian has agreed to act as custodian of certain student loan notes and other related documents related to the Student Loans.

Item 2.01.  Completion of Acquisition or Disposition of Assets.
            --------------------------------------------------

      The Trust used the net proceeds of the sale of the Notes to purchase the Student Loans pursuant to the Sale Agreement.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

Exhibit 1.1 Underwriting Agreement, dated December 8, 2005, between the Trust, SLC and Citigroup, as representative of the Underwriters.

Exhibit 4.1 Indenture, dated as of December 15, 2005, among the Trust, the Eligible Lender Trustee, the Indenture Trustee and the Indenture Administrator.

Exhibit 4.2 Amended and Restated Trust Agreement, dated as of December 15, 2005, between the Depositor and the Owner Trustee.

Exhibit 4.3 Eligible Lender Trust Agreement, dated as of December 15, 2005, between the Depositor and the Eligible Lender Trustee.

Exhibit 4.4 Eligible Lender Trust Agreement, dated as of December 15, 2005, between the Trust and the Eligible Lender Trustee.

Exhibit 99.1 Master Terms Purchase Agreement, dated as of December 15, 2005, between SLC, as seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of SLC and the Depositor.

Exhibit 99.2 Master Terms Sale Agreement, dated as of December 15, 2005, between the Depositor, as seller, the Trust, as purchaser, and the Eligible Lender Trustee on behalf of the Depositor and the Trust.

Exhibit 99.3 Servicing Agreement, dated as of December 15, 2005, between the Trust and the Servicer.

Exhibit 99.4 Subservicing Agreement, dated as of December 15, 2005, between the Servicer and the Subservicer.

Exhibit 99.5 Administration Agreement, dated as of December 15, 2005, between the Trust and the Administrator.

Exhibit 99.6 Sub-Administration Agreement, dated as of December 15, 2005, between the Administrator and the Sub-Administrator.

Exhibit 99.7 Custody Agreement, dated as of December 15, 2005, among the Trust, the Eligible Lender Trustee, the Indenture Trustee and the Custodian.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 21, 2005                SLC STUDENT LOAN RECEIVABLES I, INC.




                                         By:  /s/ Catherine Birch
                                              ---------------------------------
                                              Name:  Catherine Birch
                                              Title:  VP and Assistant Secretary

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

1.1                             Underwriting Agreement, dated                E
                                December 8, between the Trust, SLC and
                                Citigroup, as representative of the
                                Underwriters.

4.1                             Indenture, dated as of December 15,          E
                                2005, among the Trust, the Eligible
                                Lender Trustee, the Indenture Trustee
                                and the Indenture Administrator.

4.2                             Amended and Restated Trust Agreement,        E
                                dated as of December 15, 2005,
                                between the Depositor and the Owner
                                Trustee.

4.3                             Eligible Lender Trust Agreement,             E
                                dated as of December 15, 2005,
                                between the Depositor and the
                                Eligible Lender Trustee.

4.4                             Eligible Lender Trust Agreement,             E
                                dated as of December 15, 2005,
                                between the Trust and the Eligible
                                Lender Trustee.

99.1                            Master Terms Purchase Agreement,             E
                                dated as of December 15, 2005,
                                between SLC, as seller, the
                                Depositor, as purchaser, and the
                                Eligible Lender Trustee on behalf of
                                SLC and the Depositor.

99.2                            Master Terms Sale Agreement, dated as        E
                                of December 15, 2005, between the
                                Depositor, as seller, the Trust, as
                                purchaser, and the Eligible Lender
                                Trustee on behalf of the Depositor
                                and the Trust.

99.3                            Servicing Agreement, dated as of             E
                                December 15, 2005, between the Trust
                                and the Servicer.

99.4                            Subservicing Agreement, dated as of          E
                                December 15, 2005, between the
                                Servicer and the Subservicer.

99.5                            Administration Agreement, dated as of        E
                                December 15, 2005, between the Trust
                                and the Administrator.

99.6                            Sub-Administration Agreement, dated          E
                                as of December 15, 2005, between the
                                Administrator and the
                                Sub-Administrator.

99.7                            Custody Agreement, dated as of               E
                                December 15, 2005, among the
                                Trust, the Eligible Lender
                                Trustee, the Indenture Trustee
                                and the Custodian.